EXHIBIT 32


                                CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER


     Pursuant to 18 U.S.C. Sec.1350, the undersigned, Richard Frockt, who is the President of Lincoln International Corporation (the "Company"), and Kenneth S. Berryman, who is the Treasurer of the Company, hereby certify that the Company's Quarterly Report on Form 10-Q for the quarter ended April 30, 2004, (the "Report") fully complies with the requirements of Sec.13(a) or Sec.15(d) as applicable, of the Securities Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                  /s/ RICHARD FROCKT
                                                  __________________________
                                                  Name:  Richard Frockt
                                                  Title: President
                                                  Date:  July 21, 2004



                                                  /s/ KENNETH S. BERRYMAN
                                                  __________________________
                                                  Name:  Kenneth S. Berryman
                                                  Title: Treasurer
                                                  Date:  July 21, 2004